Exhibit 99.2

unum Fourth Quarter 2009 Statistical Supplement

Unum Group
Statistical Supplement Fourth Quarter 2009

TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Page

Financial Highlights	1
Consolidated Statements of Income	2
Sales Data	3
Consolidated Balance Sheets	4
Financial Results by Segment	5
Quarterly Historical Financial Results by Segment	6
Financial Results and Selected Statistics by Segment
Unum US	7
Unum UK	8
Colonial Life	9
Individual Disability - Closed Block	10
Corporate and Other	11
Reserves	12
Investment Fact Sheets	13
Statutory-Basis Financial Information	14
Notes to Statistical Supplement	15

Throughout this supplement, segment operating results exclude income taxes and realized investment gains and losses.

See "Notes to Statistical Supplement" on page 15 for a discussion of non-GAAP financial measures and significant transactions and events.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Financial Results

Premium Income	$1,865.7	$1,917.7	$7,475.5	$7,783.3	$7,901.1

Segment Operating Revenue	$2,522.5	$2,581.4	$10,079.3	$10,448.2	$10,585.1
Net Realized Investment Gain (Loss)	(25.9)	(257.7)	11.7	(465.9)	(65.2)
Revenue	$2,496.6	$2,323.7	$10,091.0	$9,982.3	$10,519.9

Income from Continuing Operations	$199.4	$41.8	$852.6	$553.2	$672.4
Income from Discontinued Operations, net of tax	-	-	-	-	6.9

Net Income	$199.4	$41.8	$852.6	$553.2	$679.3

Assets			$54,505.7	$49,417.4	$52,701.9

Stockholders' Equity			$8,500.1	$6,397.9	$8,039.9

2007
• Full year 2007 results include a claim reassessment charge of $53.0 million before tax, or $34.5 million after tax.

• Full year 2007 results include costs related to early retirement of debt of $58.8 million before tax, or $38.3 million after tax.

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Per Common Share Information

Assuming Dilution:
Income from Continuing Operations	$0.60	$0.13	$2.57	$1.62	$1.89
Income from Discontinued Operations, net of tax	-	-	-	-	0.02
Net Income	$0.60	$0.13	$2.57	$1.62	$1.91

Basic:
Income from Continuing Operations	$0.60	$0.13	$2.57	$1.62	$1.90
Income from Discontinued Operations, net of tax	-	-	-	-	0.02
Net Income	$0.60	$0.13	$2.57	$1.62	$1.92

Dividends Paid	$0.0825	$0.0750	$0.315	$0.300	$0.300

Book Value per Share:
As Reported			$25.62	$19.32	$22.28

Excluding Net Unrealized Gain (Loss) on Securities
and Net Gain on Cash Flow Hedges			$23.36	$20.45	$20.79

Excluding Total Accumulated Other Comprehensive
Income (Loss) (AOCI)			$24.59	$22.22	$20.99

Price (UNM closing price on last trading day of period)			$19.52	$18.60	$23.79

See page 4 of this statistical supplement for detail on the components of AOCI excluded from Total Stockholders' Equity in computing the book value per share measures listed above. Total Stockholders' Equity, AOCI, Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges at December 31, 2007 are $8,039.9 million, $463.5 million, $356.1 million, and $182.5 million, respectively.

1.1

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Revenue
Premium Income	$1,865.7	$1,917.7	$7,475.5	$7,783.3	$7,901.1
Net Investment Income	595.7	589.8	2,346.6	2,389.0	2,409.9
Net Realized Investment Gain (Loss)	(25.9)	(257.7)	11.7	(465.9)	(65.2)
Other Income	61.1	73.9	257.2	275.9	274.1
Total Revenue	2,496.6	2,323.7	10,091.0	9,982.3	10,519.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,566.6	1,648.5	6,291.6	6,626.4	6,988.2
Commissions	204.9	208.5	837.1	853.3	841.1
Interest and Debt Expense - Non-recourse Debt	3.2	7.9	17.6	39.3	15.8
Interest and Debt Expense - All Other Debt	31.3	26.9	107.8	117.0	167.3
Cost Related to Early Retirement of Debt	-	-	-	0.4	58.8
Deferral of Acquisition Costs	(147.8)	(146.3)	(593.6)	(590.9)	(556.3)
Amortization of Deferred Acquisition Costs	131.2	132.5	526.2	519.1	480.4
Other Expenses	411.3	393.2	1,612.0	1,593.7	1,527.4
Total Benefits and Expenses	2,200.7	2,271.2	8,798.7	9,158.3	9,522.7

Income from Continuing Operations Before
Income Taxes	295.9	52.5	1,292.3	824.0	997.2

Income Taxes	96.5	10.7	439.7	270.8	324.8

Income from Continuing Operations	199.4	41.8	852.6	553.2	672.4

Income from Discontinued Operations, net of tax	-	-	-	-	6.9

Net Income	$199.4	$41.8	$852.6	$553.2	$679.3

Average Number of Shares Outstanding
Basic	331,672,760	330,845,996	331,266,247	341,022,792	352,969,131
Dilutive Securities:
Purchase Contracts	-	-	-	-	1,672,949
Options and Other Nonvested Stock Awards	1,325,720	135,475	869,934	537,505	1,134,373
Assuming Dilution	332,998,480	330,981,471	332,136,181	341,560,297	355,776,453

Actual Number of Shares Outstanding			331,809,247	331,120,345	360,893,475

Unum Group Sales Data

	Three Months Ended				Year Ended
	12/31/2009	12/31/2008	% Change		12/31/2009	12/31/2008	12/31/2007
Unum US Segment
Fully Insured Products	$247.8	$254.9	(2.8	) %	$709.2	$701.5	$631.0
Administrative Services Only (ASO) Products	4.5	3.7	21.6		7.7	7.2	7.2
Total Unum US Segment	252.3	258.6	(2.4)		716.9	708.7	638.2

Unum UK Segment	42.0	27.0	55.6		123.2	99.5	105.4

Colonial Life Segment	119.7	115.4	3.7		343.8	340.2	334.9

Individual Disability - Closed Block Segment	0.3	0.7	(57.1)		1.5	2.4	3.0

Total Sales	$414.3	$401.7	3.1		$1,185.4	$1,150.8	$1,081.5

Unum Group Sales Data for Unum US Segment

	Three Months Ended				Year Ended
	12/31/2009	12/31/2008	% Change		12/31/2009	12/31/2008	12/31/2007
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$75.4	$77.4	(2.6	) %	$182.1	$190.3	$177.7
Group Short-term Disability	34.8	31.0	12.3		83.9	71.5	64.7
Group Life	76.5	82.6	(7.4)		184.9	165.4	134.0
AD&D	7.8	9.2	(15.2)		18.7	17.2	13.8
Subtotal	194.5	200.2	(2.8)		469.6	444.4	390.2
Supplemental and Voluntary
Individual Disability - Recently Issued	12.1	13.5	(10.4)		51.6	57.9	59.7
Group Long-term Care	7.2	10.0	(28.0)		22.4	32.2	32.8
Individual Long-term Care	1.0	1.9	(47.4)		3.7	8.4	9.9
Voluntary Benefits	33.0	29.3	12.6		161.9	158.6	138.4
Subtotal	53.3	54.7	(2.6)		239.6	257.1	240.8

Total Fully Insured Products	247.8	254.9	(2.8)		709.2	701.5	631.0

ASO Products	4.5	3.7	21.6		7.7	7.2	7.2

Total Sales	$252.3	$258.6	(2.4)		$716.9	$708.7	$638.2

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$139.5	$140.6	(0.8)		$320.6	$297.2	$240.3
Large Case Market	55.0	59.6	(7.7)		149.0	147.2	149.9
Subtotal	194.5	200.2	(2.8)		469.6	444.4	390.2

Supplemental and Voluntary	53.3	54.7	(2.6)		239.6	257.1	240.8

Total Fully Insured Products	247.8	254.9	(2.8)		709.2	701.5	631.0

ASO Products	4.5	3.7	21.6		7.7	7.2	7.2

Total Sales	$252.3	$258.6	(2.4)		$716.9	$708.7	$638.2

3.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended				Year Ended
	12/31/2009	12/31/2008	% Change		12/31/2009	12/31/2008	12/31/2007

Group Long-term Disability	$18.5	$18.5	-%		$63.8	$72.7	$84.4
Group Life	22.0	6.9	218.8		53.8	19.6	13.2
Individual Disability	1.5	1.6	(6.3)		5.6	7.2	7.8

Total Sales	$42.0	$27.0	55.6		$123.2	$99.5	$105.4

(in millions of pounds)

Group Long-term Disability	£11.3	£12.0	(5.8	) %	£40.9	£39.7	£42.1
Group Life	13.4	4.3	211.6		33.4	10.9	6.6
Individual Disability	1.0	1.1	(9.1)		3.6	3.9	3.9

Total Sales	£25.7	£17.4	47.7		£77.9	£54.5	£52.6

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended				Year Ended
	12/31/2009	12/31/2008	% Change		12/31/2009	12/31/2008	12/31/2007

Accident, Sickness, and Disability	$75.5	$75.0	0.7%		$221.1	$222.1	$211.3
Life	23.6	20.4	15.7		68.3	64.0	66.7
Cancer and Critical Illness	20.6	20.0	3.0		54.4	54.1	56.9

Total Sales	$119.7	$115.4	3.7		$343.8	$340.2	$334.9

3.2

Unum Group Consolidated Balance Sheets

	December 31,
	2009	2008
Assets
Investments
Fixed Maturity Securities	$37,914.4	$32,134.1
Mortgage Loans	1,404.0	1,274.8
Policy Loans	2,878.0	2,753.8
Other Long-term Investments	233.5	520.1
Short-term Investments	865.5	1,183.1

Total Investments	43,295.4	37,865.9

Cash and Bank Deposits	71.6	49.9
Accounts and Premiums Receivable	1,761.1	1,784.8
Reinsurance Recoverable	4,996.9	4,974.2
Accrued Investment Income	642.5	605.6
Deferred Acquisition Costs	2,482.5	2,472.4
Goodwill	201.6	200.5
Property and Equipment	443.5	409.4
Deferred Income Tax	-	438.8
Other Assets	610.6	615.9

Total Assets	$54,505.7	$49,417.4

Liabilities
Policy and Contract Benefits	$1,736.9	$1,769.5
Reserves for Future Policy and Contract Benefits	37,740.8	34,581.5
Unearned Premiums	452.0	463.9
Other Policyholders' Funds	1,662.3	1,675.6
Income Tax Payable	114.5	115.5
Deferred Income Tax	273.2	-
Short-term Debt	-	190.5
Long-term Debt - Non-recourse	785.2	843.2
Long-term Debt - All Other	1,764.4	1,416.2
Other Liabilities	1,476.3	1,963.6

Total Liabilities	46,005.6	43,019.5

Stockholders' Equity
Common Stock	36.4	36.3
Additional Paid-in Capital	2,587.4	2,546.9
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain (Loss) on Securities	379.6	(832.6)
Net Gain on Cash Flow Hedges	370.8	458.5
Foreign Currency Translation Adjustment	(78.7)	(177.6)
Unrecognized Pension and Postretirement Benefit Costs	(330.7)	(406.5)
Retained Earnings	6,289.5	5,527.1
Treasury Stock	(754.2)	(754.2)

Total Stockholders' Equity	8,500.1	6,397.9

Total Liabilities and Stockholders' Equity	$54,505.7	$49,417.4

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated

Balances at December 31, 2006	$2,205.2	$165.1	$612.8	$2,983.1
Cumulative Effect of Accounting Principle Change	(589.8)	(88.3)	-	(678.1)
Capitalized	304.2	41.2	210.9	556.3
Amortized	(277.1)	(49.4)	(153.9)	(480.4)
Foreign Currency and Other	-	1.0	-	1.0
Balances at December 31, 2007	1,642.5	69.6	669.8	2,381.9
Capitalized	329.7	37.4	223.8	590.9
Amortized	(320.3)	(32.4)	(166.4)	(519.1)
Foreign Currency and Other	9.9	(19.9)	28.7	18.7
Balances at December 31, 2008	1,661.8	54.7	755.9	2,472.4
Capitalized	335.5	29.1	229.0	593.6
Amortized	(317.2)	(30.5)	(178.5)	(526.2)
Foreign Currency and Other	(17.7)	5.6	(45.2)	(57.3)
Balances at December 31, 2009	$1,662.4	$58.9	$761.2	$2,482.5

4.1

Unum Group Balance Sheets by Segment - December 31, 2009

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$10,072.4	$2,186.4	$8,289.1	$20,547.9	$3,006.1	$1,838.4	$12,186.6	$5,716.4	$43,295.4
Deferred Acquisition Costs	123.5	87.8	1,451.1	1,662.4	58.9	761.2	-	-	2,482.5
Goodwill	2.5	-	187.5	190.0	11.6	-	-	-	201.6
All Other	593.7	142.2	203.7	939.6	232.8	206.1	3,052.2	4,095.5	8,526.2
Total Assets	$10,792.1	$2,416.4	$10,131.4	$23,339.9	$3,309.4	$2,805.7	$15,238.8	$9,811.9	$54,505.7

Liabilities
Reserves and Policyholder
Benefits	$8,726.4	$1,536.0	$6,957.1	$17,219.5	$2,352.0	$1,587.5	$12,952.7	$7,480.3	$41,592.0
Debt	92.5	-	-	92.5	-	-	692.7	1,764.4	2,549.6
All Other	186.4	12.3	469.3	668.0	239.4	183.1	153.7	619.8	1,864.0
Total Liabilities	9,005.3	1,548.3	7,426.4	17,980.0	2,591.4	1,770.6	13,799.1	9,864.5	46,005.6

Other Allocated Stockholders' Equity	1,715.0	842.9	2,439.9	4,997.8	639.8	993.0	1,318.5	(199.4)	7,749.7
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	71.8	25.2	265.1	362.1	78.2	42.1	121.2	146.8	750.4
Total Allocated Stockholders'
Equity	1,786.8	868.1	2,705.0	5,359.9	718.0	1,035.1	1,439.7	(52.6)	8,500.1
Total Liabilities and Allocated
Stockholders' Equity	$10,792.1	$2,416.4	$10,131.4	$23,339.9	$3,309.4	$2,805.7	$15,238.8	$9,811.9	$54,505.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

Unum Group Balance Sheets by Segment - December 31, 2008

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$9,227.2	$2,011.9	$6,782.6	$18,021.7	$2,568.5	$1,570.5	$11,112.4	$4,592.8	$37,865.9
Deferred Acquisition Costs	128.3	85.7	1,447.8	1,661.8	54.7	755.9	-	-	2,472.4
Goodwill	2.5	-	187.5	190.0	10.5	-	-	-	200.5
All Other	460.5	120.6	(13.7)	567.4	231.7	120.5	3,240.6	4,718.4	8,878.6
Total Assets	$9,818.5	$2,218.2	$8,404.2	$20,440.9	$2,865.4	$2,446.9	$14,353.0	$9,311.2	$49,417.4

Liabilities
Reserves and Policyholder
Benefits	$8,013.4	$1,435.8	$5,851.4	$15,300.6	$2,052.0	$1,537.2	$12,179.5	$7,421.2	$38,490.5
Debt	102.5	-	-	102.5	-	-	799.1	1,548.3	2,449.9
All Other	31.7	9.8	284.4	325.9	77.6	35.7	387.3	1,252.6	2,079.1
Total Liabilities	8,147.6	1,445.6	6,135.8	15,729.0	2,129.6	1,572.9	13,365.9	10,222.1	43,019.5

Other Allocated Stockholders' Equity	1,785.7	806.1	2,174.9	4,766.7	668.0	937.7	1,205.4	(805.8)	6,772.0
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	(114.8)	(33.5)	93.5	(54.8)	67.8	(63.7)	(218.3)	(105.1)	(374.1)
Total Allocated Stockholders'
Equity	1,670.9	772.6	2,268.4	4,711.9	735.8	874.0	987.1	(910.9)	6,397.9
Total Liabilities and Allocated
Stockholders' Equity	$9,818.5	$2,218.2	$8,404.2	$20,440.9	$2,865.4	$2,446.9	$14,353.0	$9,311.2	$49,417.4

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.3

Unum Group Financial Results by Segment

	Three Months Ended				Year Ended
	12/31/2009	12/31/2008	% Change		12/31/2009	12/31/2008	% Change
Premium Income
Unum US	$1,207.9	$1,246.6	(3.1	) %	$4,873.1	$4,963.0	(1.8	) %
Unum UK	180.0	182.3	(1.3)		686.1	889.3	(22.8)
Colonial Life	257.4	249.1	3.3		1,015.1	977.3	3.9
Individual Disability - Closed Block	219.4	239.2	(8.3)		898.5	952.3	(5.6)
Corporate and Other	1.0	0.5	100.0		2.7	1.4	92.9
	1,865.7	1,917.7	(2.7)		7,475.5	7,783.3	(4.0)

Net Investment Income
Unum US	302.3	289.6	4.4		1,200.5	1,136.4	5.6
Unum UK	40.8	42.1	(3.1)		124.5	181.9	(31.6)
Colonial Life	28.9	26.9	7.4		114.3	105.7	8.1
Individual Disability - Closed Block	182.4	188.9	(3.4)		740.6	767.5	(3.5)
Corporate and Other	41.3	42.3	(2.4)		166.7	197.5	(15.6)
	595.7	589.8	1.0		2,346.6	2,389.0	(1.8)

Other Income
Unum US	28.3	33.2	(14.8)		118.7	132.7	(10.6)
Unum UK	0.6	0.7	(14.3)		2.4	2.0	20.0
Colonial Life	0.1	0.1	-		0.5	0.4	25.0
Individual Disability - Closed Block	23.8	25.3	(5.9)		100.8	98.6	2.2
Corporate and Other	8.3	14.6	(43.2)		34.8	42.2	(17.5)
	61.1	73.9	(17.3)		257.2	275.9	(6.8)

Total Operating Revenue
Unum US	1,538.5	1,569.4	(2.0)		6,192.3	6,232.1	(0.6)
Unum UK	221.4	225.1	(1.6)		813.0	1,073.2	(24.2)
Colonial Life	286.4	276.1	3.7		1,129.9	1,083.4	4.3
Individual Disability - Closed Block	425.6	453.4	(6.1)		1,739.9	1,818.4	(4.3)
Corporate and Other	50.6	57.4	(11.8)		204.2	241.1	(15.3)
	$2,522.5	$2,581.4	(2.3)		$10,079.3	$10,448.2	(3.5)

Unum Group Financial Results by Segment

	Three Months Ended				Year Ended
	12/31/2009	12/31/2008	% Change		12/31/2009	12/31/2008	% Change
Benefits and Expenses
Unum US	$1,335.5	$1,386.8	(3.7	) %	$5,417.3	$5,548.0	(2.4	) %
Unum UK	160.1	170.5	(6.1)		563.4	749.2	(24.8)
Colonial Life	218.1	209.8	4.0		849.0	815.3	4.1
Individual Disability - Closed Block	419.8	446.3	(5.9)		1,705.6	1,790.7	(4.8)
Corporate and Other	67.2	57.8	16.3		263.4	255.1	3.3
	2,200.7	2,271.2	(3.1)		8,798.7	9,158.3	(3.9)

Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	203.0	182.6	11.2		775.0	684.1	13.3
Unum UK	61.3	54.6	12.3		249.6	324.0	(23.0)
Colonial Life	68.3	66.3	3.0		280.9	268.1	4.8
Individual Disability - Closed Block	5.8	7.1	(18.3)		34.3	27.7	23.8
Corporate and Other	(16.6)	(0.4)	N.M.		(59.2)	(14.0)	N.M.
	321.8	310.2	3.7		1,280.6	1,289.9	(0.7)

Income Taxes	103.5	100.8	2.7		428.2	432.6	(1.0)

Income Before Net Realized Investment
Gain (Loss)	218.3	209.4	4.3		852.4	857.3	(0.6)

Net Realized Investment Gain (Loss)	(25.9)	(257.7)	89.9		11.7	(465.9)	102.5

Tax Expense (Benefit) on Net Realized
Investment Gain (Loss)	(7.0)	(90.1)	92.2		11.5	(161.8)	107.1

Net Income	$199.4	$41.8	N.M.		$852.6	$553.2	54.1

5.1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Premium Income
Unum US	$1,207.9	$1,215.2	$1,223.7	$1,226.3	$1,246.6	$1,239.1	$1,246.9	$1,230.4	$1,248.1
Unum UK	180.0	169.7	173.4	163.0	182.3	224.7	241.7	240.6	251.4
Colonial Life	257.4	253.5	250.8	253.4	249.1	245.2	242.6	240.4	232.0
Individual Disability - Closed Block	219.4	221.5	228.0	229.6	239.2	237.5	237.2	238.4	252.2
Corporate and Other	1.0	1.2	-	0.5	0.5	-	0.2	0.7	0.2
	1,865.7	1,861.1	1,875.9	1,872.8	1,917.7	1,946.5	1,968.6	1,950.5	1,983.9

Net Investment Income
Unum US	302.3	302.8	304.1	291.3	289.6	284.3	286.5	276.0	279.1
Unum UK	40.8	22.5	34.3	26.9	42.1	45.8	51.5	42.5	54.0
Colonial Life	28.9	29.4	28.4	27.6	26.9	26.5	26.4	25.9	25.6
Individual Disability - Closed Block	182.4	184.4	187.4	186.4	188.9	189.3	198.4	190.9	206.0
Corporate and Other	41.3	40.5	43.4	41.5	42.3	48.8	50.3	56.1	54.7
	595.7	579.6	597.6	573.7	589.8	594.7	613.1	591.4	619.4

Other Income
Unum US	28.3	28.8	30.0	31.6	33.2	33.5	33.4	32.6	33.6
Unum UK	0.6	0.6	0.6	0.6	0.7	0.9	0.2	0.2	0.4
Colonial Life	0.1	0.1	0.2	0.1	0.1	0.1	0.1	0.1	-
Individual Disability - Closed Block	23.8	24.3	25.8	26.9	25.3	23.8	25.4	24.1	25.1
Corporate and Other	8.3	8.1	10.6	7.8	14.6	9.0	8.4	10.2	6.9
	61.1	61.9	67.2	67.0	73.9	67.3	67.5	67.2	66.0

Total Operating Revenue
Unum US	1,538.5	1,546.8	1,557.8	1,549.2	1,569.4	1,556.9	1,566.8	1,539.0	1,560.8
Unum UK	221.4	192.8	208.3	190.5	225.1	271.4	293.4	283.3	305.8
Colonial Life	286.4	283.0	279.4	281.1	276.1	271.8	269.1	266.4	257.6
Individual Disability - Closed Block	425.6	430.2	441.2	442.9	453.4	450.6	461.0	453.4	483.3
Corporate and Other	50.6	49.8	54.0	49.8	57.4	57.8	58.9	67.0	61.8
	$2,522.5	$2,502.6	$2,540.7	$2,513.5	$2,581.4	$2,608.5	$2,649.2	$2,609.1	$2,669.3

Unum Group Quarterly Historical Financial Results by Segment

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
Benefits and Expenses
Unum US	$1,335.5	$1,349.7	$1,366.5	$1,365.6	$1,386.8	$1,385.3	$1,395.2	$1,380.7	$1,399.9
Unum UK	160.1	134.1	141.0	128.2	170.5	178.9	200.8	199.0	224.1
Colonial Life	218.1	212.6	208.1	210.2	209.8	205.6	200.9	199.0	198.8
Individual Disability - Closed Block	419.8	423.0	431.2	431.6	446.3	448.1	445.8	450.5	468.3
Corporate and Other	67.2	63.5	70.0	62.7	57.8	65.0	65.6	66.7	127.0
	2,200.7	2,182.9	2,216.8	2,198.3	2,271.2	2,282.9	2,308.3	2,295.9	2,418.1

Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	203.0	197.1	191.3	183.6	182.6	171.6	171.6	158.3	160.9
Unum UK	61.3	58.7	67.3	62.3	54.6	92.5	92.6	84.3	81.7
Colonial Life	68.3	70.4	71.3	70.9	66.3	66.2	68.2	67.4	58.8
Individual Disability - Closed Block	5.8	7.2	10.0	11.3	7.1	2.5	15.2	2.9	15.0
Corporate and Other	(16.6)	(13.7)	(16.0)	(12.9)	(0.4)	(7.2)	(6.7)	0.3	(65.2)
	321.8	319.7	323.9	315.2	310.2	325.6	340.9	313.2	251.2

Income Taxes	103.5	108.1	108.1	108.5	100.8	108.7	117.7	105.4	74.2

Income Before Net Realized
Investment Gain (Loss)	218.3	211.6	215.8	206.7	209.4	216.9	223.2	207.8	177.0

Net Realized Investment Gain (Loss)	(25.9)	14.9	87.3	(64.6)	(257.7)	(165.8)	26.1	(68.5)	(25.8)

Tax Expense (Benefit) on Net Realized
Investment Gain (Loss)	(7.0)	5.4	35.9	(22.8)	(90.1)	(56.9)	9.0	(23.8)	(9.3)

Net Income	$199.4	$221.1	$267.2	$164.9	$41.8	$108.0	$240.3	$163.1	$160.5

Net Income Per Common Share -
Assuming Dilution	$0.60	$0.66	$0.80	$0.50	$0.13	$0.32	$0.69	$0.46	$0.44

6.1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income	$1,207.9	$1,246.6	$4,873.1	$4,963.0	$5,014.0
Net Investment Income	302.3	289.6	1,200.5	1,136.4	1,114.0
Other Income	28.3	33.2	118.7	132.7	135.6
Total Operating Revenue	1,538.5	1,569.4	6,192.3	6,232.1	6,263.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	945.1	1,001.0	3,855.9	3,998.4	4,246.4
Commissions	123.3	127.5	516.6	518.6	501.5
Interest and Debt Expense	0.3	0.9	2.0	4.2	7.5
Deferral of Acquisition Costs	(81.7)	(82.8)	(335.5)	(329.7)	(304.2)
Amortization of Deferred Acquisition Costs	78.7	81.3	317.2	320.3	277.1
Other Expenses	269.8	258.9	1,061.1	1,036.2	993.2
Total Benefits and Expenses	1,335.5	1,386.8	5,417.3	5,548.0	5,721.5

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$203.0	$182.6	$775.0	$684.1	$542.1

Operating Ratios
Benefit Ratio	78.2%	80.3%	79.1%	80.6%	84.7%
Other Expense Ratio	22.3%	20.8%	21.8%	20.9%	19.8%
Before-tax Profit Margin	16.8%	14.6%	15.9%	13.8%	10.8%

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Reported	$203.0	$182.6	$775.0	$684.1	$542.1
Settlement Agreements Claim Reassessment -
Reserve Charge	-	-	-	-	(76.5)
Settlement Agreements Claim Reassessment -
Other Expense Charge	-	-	-	-	10.3
Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Adjusted	$203.0	$182.6	$775.0	$684.1	$608.3

Operating Ratios, as Adjusted
Benefit Ratio	78.2%	80.3%	79.1%	80.6%	83.2%
Other Expense Ratio	22.3%	20.8%	21.8%	20.9%	20.0%
Before-tax Profit Margin	16.8%	14.6%	15.9%	13.8%	12.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Long-term Disability	$428.0	$459.2	$1,726.9	$1,838.5	$1,895.7
Group Short-term Disability	107.6	110.0	432.8	435.1	485.6
Total Premium Income	535.6	569.2	2,159.7	2,273.6	2,381.3
Net Investment Income	154.0	156.6	629.4	631.3	648.7
Other Income	21.8	24.9	88.9	100.2	100.1
Total Operating Revenue	711.4	750.7	2,878.0	3,005.1	3,130.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	453.1	504.9	1,862.8	2,043.9	2,277.4
Commissions	38.7	39.8	162.2	165.9	167.7
Interest and Debt Expense	0.3	0.9	2.0	4.2	7.5
Deferral of Acquisition Costs	(15.2)	(15.3)	(62.5)	(59.4)	(60.4)
Amortization of Deferred Acquisition Costs	16.3	19.1	67.3	76.7	66.2
Other Expenses	145.6	141.6	572.6	572.4	561.6
Total Benefits and Expenses	638.8	691.0	2,604.4	2,803.7	3,020.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$72.6	$59.7	$273.6	$201.4	$110.1

Operating Ratios
Benefit Ratio	84.6%	88.7%	86.3%	89.9%	95.6%
Other Expense Ratio	27.2%	24.9%	26.5%	25.2%	23.6%
Before-tax Profit (Loss) Margin	13.6%	10.5%	12.7%	8.9%	4.6%

Premium Persistency:
Group Long-term Disability			86.9%	87.8%	85.1%
Group Short-term Disability			86.8%	82.1%	74.0%

Case Persistency:
Group Long-term Disability			87.4%	89.2%	88.4%
Group Short-term Disability			86.5%	88.2%	87.4%

7.1

Unum Group Financial Results for Unum US Group Disability - Continued

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Income (Loss) Before Income Taxes
and Net Realized Investment Gains and Losses,
as Reported	$72.6	$59.7	$273.6	$201.4	$110.1
Settlement Agreements Claim Reassessment -
Reserve Charge	-	-	-	-	(76.5)
Settlement Agreements Claim Reassessment -
Other Expense Charge	-	-	-	-	10.3
Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Adjusted	$72.6	$59.7	$273.6	$201.4	$176.3

Operating Ratios, as Adjusted
Benefit Ratio	84.6%	88.7%	86.3%	89.9%	92.4%
Other Expense Ratio	27.2%	24.9%	26.5%	25.2%	24.0%
Before-tax Profit Margin	13.6%	10.5%	12.7%	8.9%	7.4%

7.2

Unum Group Financial Results for Unum US Group Life and Accidental Death and Dismemberment

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Life	$264.1	$266.2	$1,057.7	$1,062.8	$1,107.4
Accidental Death & Dismemberment	25.3	30.9	104.9	127.6	131.0
Total Premium Income	289.4	297.1	1,162.6	1,190.4	1,238.4
Net Investment Income	31.4	31.9	126.5	126.0	134.9
Other Income	0.3	0.6	1.9	2.3	2.4
Total Operating Revenue	321.1	329.6	1,291.0	1,318.7	1,375.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	202.3	207.9	815.5	827.6	901.6
Commissions	21.0	21.8	85.4	85.4	88.7
Deferral of Acquisition Costs	(12.1)	(10.4)	(48.1)	(40.3)	(36.1)
Amortization of Deferred Acquisition Costs	11.2	13.9	45.9	55.0	39.4
Other Expenses	51.0	46.1	197.6	180.1	164.9
Total Benefits and Expenses	273.4	279.3	1,096.3	1,107.8	1,158.5

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$47.7	$50.3	$194.7	$210.9	$217.2

Operating Ratios
Benefit Ratio	69.9%	70.0%	70.1%	69.5%	72.8%
Other Expense Ratio	17.6%	15.5%	17.0%	15.1%	13.3%
Before-tax Profit Margin	16.5%	16.9%	16.7%	17.7%	17.5%

Premium Persistency:
Group Life			86.9%	83.8%	78.8%
Accidental Death & Dismemberment			88.1%	86.4%	80.8%

Case Persistency:
Group Life			87.2%	89.1%	87.7%
Accidental Death & Dismemberment			87.2%	89.2%	88.0%

7.3

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$107.1	$118.6	$463.7	$471.5	$456.7
Long-term Care	149.9	149.2	594.7	580.7	532.9
Voluntary Benefits	125.9	112.5	492.4	446.8	404.7
Total Premium Income	382.9	380.3	1,550.8	1,499.0	1,394.3
Net Investment Income	116.9	101.1	444.6	379.1	330.4
Other Income	6.2	7.7	27.9	30.2	33.1
Total Operating Revenue	506.0	489.1	2,023.3	1,908.3	1,757.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	289.7	288.2	1,177.6	1,126.9	1,067.4
Commissions	63.6	65.9	269.0	267.3	245.1
Deferral of Acquisition Costs	(54.4)	(57.1)	(224.9)	(230.0)	(207.7)
Amortization of Deferred Acquisition Costs	51.2	48.3	204.0	188.6	171.5
Other Expenses	73.2	71.2	290.9	283.7	266.7
Total Benefits and Expenses	423.3	416.5	1,716.6	1,636.5	1,543.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$82.7	$72.6	$306.7	$271.8	$214.8

Operating Ratios
Benefit Ratios
Individual Disability - Recently Issued	48.9%	53.9%	51.4%	53.3%	56.7%
Long-term Care	113.8%	107.2%	111.6%	106.1%	106.0%
Voluntary Benefits	53.0%	57.2%	56.0%	58.0%	60.1%
Other Expense Ratio	19.1%	18.7%	18.8%	18.9%	19.1%
Before-tax Profit Margin	21.6%	19.1%	19.8%	18.1%	15.4%

Interest Adjusted Loss Ratios
Individual Disability - Recently Issued	28.2%	36.2%	32.5%	35.9%	40.0%
Long-term Care	77.0%	75.6%	76.5%	75.5%	77.7%

Premium Persistency:
Individual Disability - Recently Issued			89.6%	90.7%	90.6%
Long-term Care			95.1%	95.5%	95.4%
Voluntary Benefits			79.9%	80.4%	79.4%

7.4

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Long-term Disability	$127.3	$144.4	$503.1	$675.9	$752.6
Group Life	43.6	29.5	147.8	174.6	177.4
Individual Disability	9.1	8.4	35.2	38.8	38.3
Total Premium Income	180.0	182.3	686.1	889.3	968.3
Net Investment Income	40.8	42.1	124.5	181.9	187.4
Other Income	0.6	0.7	2.4	2.0	3.1
Total Operating Revenue	221.4	225.1	813.0	1,073.2	1,158.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	107.3	114.8	373.6	511.4	574.3
Commissions	13.4	12.3	46.7	59.0	67.0
Deferral of Acquisition Costs	(8.1)	(8.0)	(29.1)	(37.4)	(41.2)
Amortization of Deferred Acquisition Costs	8.0	9.3	30.5	32.4	49.4
Other Expenses	39.5	42.1	141.7	183.8	183.5
Total Benefits and Expenses	160.1	170.5	563.4	749.2	833.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$61.3	$54.6	$249.6	$324.0	$325.8

Operating Ratios
Benefit Ratio	59.6%	63.0%	54.5%	57.5%	59.3%
Other Expense Ratio	21.9%	23.1%	20.7%	20.7%	19.0%
Before-tax Profit Margin	34.1%	30.0%	36.4%	36.4%	33.6%

Premium Persistency:
Group Long-term Disability			88.6%	87.4%	88.0%
Group Life			80.1%	74.9%	70.5%
Individual Disability			87.6%	87.6%	89.4%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds)	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Long-term Disability	£77.9	£91.7	£322.2	£364.4	£375.9
Group Life	26.7	18.8	94.1	93.3	88.5
Individual Disability	5.6	5.3	22.4	20.9	19.1
Total Premium Income	110.2	115.8	438.7	478.6	483.5
Net Investment Income	25.0	26.7	79.6	98.5	93.5
Other Income	0.4	0.5	1.6	1.2	1.6
Total Operating Revenue	135.6	143.0	519.9	578.3	578.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	65.7	72.8	238.3	275.8	286.8
Commissions	8.2	7.9	29.8	31.9	33.5
Deferral of Acquisition Costs	(4.9)	(5.1)	(18.5)	(20.1)	(20.6)
Amortization of Deferred Acquisition Costs	4.9	6.0	19.5	17.9	24.7
Other Expenses	24.1	26.8	90.2	99.6	91.6
Total Benefits and Expenses	98.0	108.4	359.3	405.1	416.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	£37.6	£34.6	£160.6	£173.2	£162.6

Weighted Average Pound/Dollar Exchange Rate	1.630	1.578	1.554	1.871	2.004

8.1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$158.0	$154.2	$625.8	$606.9	$566.6
Life	42.5	40.8	165.6	157.4	143.5
Cancer and Critical Illness	56.9	54.1	223.7	213.0	197.1
Total Premium Income	257.4	249.1	1,015.1	977.3	907.2
Net Investment Income	28.9	26.9	114.3	105.7	99.9
Other Income	0.1	0.1	0.5	0.4	0.9
Total Operating Revenue	286.4	276.1	1,129.9	1,083.4	1,008.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	124.8	120.2	480.6	464.0	437.8
Commissions	54.5	52.7	215.3	211.8	201.6
Deferral of Acquisition Costs	(58.0)	(55.5)	(229.0)	(223.8)	(210.9)
Amortization of Deferred Acquisition Costs	44.5	41.9	178.5	166.4	153.9
Other Expenses	52.3	50.5	203.6	196.9	179.8
Total Benefits and Expenses	218.1	209.8	849.0	815.3	762.2

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$68.3	$66.3	$280.9	$268.1	$245.8

Operating Ratios
Benefit Ratio	48.5%	48.3%	47.3%	47.5%	48.3%
Other Expense Ratio	20.3%	20.3%	20.1%	20.1%	19.8%
Before-tax Profit Margin	26.5%	26.6%	27.7%	27.4%	27.1%

Premium Persistency:
Accident, Sickness, and Disability			74.4%	75.8%	75.9%
Life			84.7%	84.7%	83.8%
Cancer and Critical Illness			83.8%	84.0%	84.1%

Unum Group Financial Results for Individual Disability - Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income	$219.4	$239.2	$898.5	$952.3	$1,009.9
Net Investment Income	182.4	188.9	740.6	767.5	827.6
Other Income	23.8	25.3	100.8	98.6	103.7
Total Operating Revenue	425.6	453.4	1,739.9	1,818.4	1,941.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	367.4	388.0	1,489.6	1,544.8	1,614.5
Commissions	13.8	15.8	58.1	62.7	69.1
Interest and Debt Expense	3.1	7.0	16.6	35.1	8.3
Other Expenses	35.5	35.5	141.3	148.1	139.8
Total Benefits and Expenses	419.8	446.3	1,705.6	1,790.7	1,831.7

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$5.8	$7.1	$34.3	$27.7	$109.5

Operating Ratios
Interest Adjusted Loss Ratio	81.6%	82.6%	81.6%	82.2%	84.1%
Premium Persistency			93.2%	93.8%	94.3%

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Reported	$5.8	$7.1	$34.3	$27.7	$109.5
Settlement Agreements Claim Reassessment -
Reserve Charge	-	-	-	-	10.7
Settlement Agreements Claim Reassessment -
Other Expense Charge	-	-	-	-	2.5
Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Adjusted	$5.8	$7.1	$34.3	$27.7	$96.3

Interest Adjusted Loss Ratio, as Adjusted	81.6%	82.6%	81.6%	82.2%	85.2%

Unum Group Financial Results for Corporate and Other Segment

	Three Months Ended		Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income	$1.0	$0.5	$2.7	$1.4	$1.7
Net Investment Income	41.3	42.3	166.7	197.5	181.0
Other Income	8.3	14.6	34.8	42.2	30.8
Total Operating Revenue	50.6	57.4	204.2	241.1	213.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	22.0	24.5	91.9	107.8	115.2
Commissions	(0.1)	0.2	0.4	1.2	1.9
Interest and Debt Expense	31.1	26.9	106.8	117.0	167.3
Cost Related to Early Retirement of Debt	-	-	-	0.4	58.8
Other Expenses	14.2	6.2	64.3	28.7	31.1
Total Benefits and Expenses	67.2	57.8	263.4	255.1	374.3

Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses	$(16.6)	$(0.4)	$(59.2)	$(14.0)	$(160.8)

Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses,
as Reported	$(16.6)	$(0.4)	$(59.2)	$(14.0)	$(160.8)
Cost Related to Early Retirement of Debt	-	-	-	-	(58.8)
Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses,
as Adjusted	$(16.6)	$(0.4)	$(59.2)	$(14.0)	$(102.0)

Unum Group Reserves

	December 31, 2009
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,685.3	$586.1	33.6%	$8,271.4	$73.7	$8,197.7
Group Life and Accidental Death & Dismemberment	70.2	0.5	748.4	163.3	3.7	981.9	1.8	980.1
Individual Disability - Recently Issued	516.5	3.9	949.5	91.2	4.2	1,557.2	87.5	1,469.7
Long-term Care	3,376.8	25.5	350.1	36.7	1.6	3,763.6	50.2	3,713.4
Voluntary Benefits	996.5	7.5	21.6	44.2	0.3	1,062.3	21.2	1,041.1
Unum US Segment	4,960.0	37.4	9,754.9	921.5	43.4	15,636.4	234.4	15,402.0

Unum UK Segment	26.8	0.2	2,096.8	161.5	9.2	2,285.1	113.1	2,172.0

Colonial Life Segment	1,234.2	9.3	232.9	87.7	1.3	1,554.8	24.7	1,530.1

Individual Disability - Closed Block Segment	1,376.8	10.4	10,290.9	330.5	43.2	11,998.2	1,438.2	10,560.0

Corporate and Other Segment	5,649.5	42.7	455.7	253.3	2.9	6,358.5	4,902.0	1,456.5

Subtotal, Excluding Unrealized Adjustment	$13,247.3	100.0%	$22,831.2	$1,754.5	100.0%	37,833.0	6,712.4	31,120.6

Unrealized Adjustment to Reserves for Unrealized
Gain on Securities						1,644.7	127.2	1,517.5

Consolidated						$39,477.7	$6,839.6	$32,638.1

The increase in Unum US Segment Policy Reserves Incurred from December 31, 2008 is due primarily to growth in the active life reserves for the Unum US long-term care line of business.

Unum Group Reserves

	December 31, 2008
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,799.1	$583.1	34.3%	$8,382.2	$81.1	$8,301.1
Group Life and Accidental Death & Dismemberment	72.9	0.6	750.1	170.3	3.8	993.3	0.9	992.4
Individual Disability - Recently Issued	493.6	3.9	882.5	90.3	4.0	1,466.4	84.1	1,382.3
Long-term Care	2,915.3	22.9	295.9	35.2	1.3	3,246.4	48.9	3,197.5
Voluntary Benefits	925.5	7.2	21.1	37.0	0.2	983.6	19.1	964.5
Unum US Segment	4,407.3	34.6	9,748.7	915.9	43.6	15,071.9	234.1	14,837.8

Unum UK Segment	22.6	0.2	1,887.6	181.5	8.5	2,091.7	102.7	1,989.0

Colonial Life Segment	1,172.2	9.2	237.0	97.3	1.4	1,506.5	31.1	1,475.4

Individual Disability - Closed Block Segment	1,527.6	12.0	10,239.9	350.3	43.4	12,117.8	1,456.6	10,661.2

Corporate and Other Segment	5,605.4	44.0	490.7	270.1	3.1	6,366.2	4,853.8	1,512.4

Subtotal, Excluding Unrealized Adjustment	$12,735.1	100.0%	$22,603.9	$1,815.1	100.0%	37,154.1	6,678.3	30,475.8

Unrealized Adjustment to Reserves for Unrealized
Loss on Securities						(803.1)	(31.9)	(771.2)

Consolidated						$36,351.0	$6,646.4	$29,704.6

12.1

Unum Group Investment Fact Sheet at December 31, 2009

Fixed Maturity Securities (Fair Value)	12/31/2009		Selected Statistics	12/31/09	9/30/09

Public (1)	$23,997.2	63.4%	Portfolio Yield (2)	6.74%	6.77%
Asset-Backed Securities	359.6	0.9	Average Duration	7.68	7.70
Residential Mortgage-Backed Securities	3,359.3	8.9	Average Credit Quality	A	A
Commercial Mortgage-Backed Securities	4.2	-
Private Placements	3,981.3	10.5
High Yield	2,584.3	6.8
Government Securities	2,964.7	7.8
Municipal Securities	622.9	1.6
Redeemable Preferred Stocks	40.9	0.1
Total	$37,914.4	100.0%

Quality Ratings of Fixed Maturity Securities	Amortized Cost	Fair Value	Schedule BA and Non-Current

Aaa	17.1%	17.2%	Total Non-Current Investments	$35.5	$35.8
Aa	8.3	8.3	Total Schedule BA Assets	$117.2	$83.2
A	27.3	27.8
Baa	39.9	39.9
Below Baa	7.4	6.8
Total	100.0%	100.0%

(1) Includes $17.1 million of collateralized debt obligations.
(2) Bond equivalent yield is a book value and duration weighted average of the yield on the fixed income securities in the portfolio.

Unum Group Investment Fact Sheet at December 31, 2009

Fixed Maturity Securities - By Industry Classification - Unrealized Gain/Loss

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,077.1	$46.2	$558.3	$62.5	$1,518.8	$108.7
Capital Goods	3,365.4	209.1	684.2	32.3	2,681.2	241.4
Communications	2,376.1	208.4	360.5	30.4	2,015.6	238.8
Consumer Cyclical	1,299.9	5.9	537.2	59.4	762.7	65.3
Consumer Non-Cyclical	4,873.7	307.2	861.7	35.5	4,012.0	342.7
Energy (Oil & Gas)	3,033.3	301.4	281.4	13.2	2,751.9	314.6
Financial Institutions	3,045.3	(60.6)	1,611.1	132.0	1,434.2	71.4
Mortgage/Asset-Backed	3,723.1	309.5	283.9	3.6	3,439.2	313.1
Sovereigns	1,491.5	133.7	75.9	1.3	1,415.6	135.0
Technology	809.9	56.6	171.0	5.0	638.9	61.6
Transportation	900.4	89.0	95.6	5.2	804.8	94.2
U.S. Government Agencies
and Municipalities	2,096.1	(17.5)	918.4	101.4	1,177.7	83.9
Utilities	8,781.7	422.0	1,899.2	109.1	6,882.5	531.1
Redeemable Preferred Stocks	40.9	(1.9)	20.6	2.2	20.3	0.3
Total	$37,914.4	$2,009.0	$8,359.0	$593.1	$29,555.4	$2,602.1

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain/Loss

Associations	$12.8	$0.6	$-	$-	$12.8	$0.6
Banking	1,727.4	(52.2)	916.5	86.3	810.9	34.1
Bond Funds	17.1	0.1	-	-	17.1	0.1
Brokerage	159.1	8.2	62.4	1.6	96.7	9.8
Finance Non-Captive	37.1	0.2	26.7	0.2	10.4	0.4
Finance Captive	204.3	0.9	81.9	2.8	122.4	3.7
Insurance	764.0	(15.4)	450.2	33.6	313.8	18.2
Other Financial Institutions	56.5	3.6	20.0	0.3	36.5	3.9
Other Funds	1.7	0.1	-	-	1.7	0.1
Real Estate Management Services	65.3	(6.7)	53.4	7.2	11.9	0.5
Total	$3,045.3	$(60.6)	$1,611.1	$132.0	$1,434.2	$71.4

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position

	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$2,655.6	$62.7		$11.6	$0.1
91 through 180 days	83.8	4.5		-	-
181 through 270 days	9.0	2.3		8.6	0.1
271 days to 1 year	35.5	3.7		-	-
Greater than 1 year	4,290.0	369.8		1,264.9	149.9
Total	$7,073.9	$443.0		$1,285.1	$150.1

13.1

Unum Group Investment Fact Sheet at December 31, 2009

Asset and Mortgage-Backed Securities Portfolio

	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating

Asset-Backed Securities
Credit Cards	$336.3	$336.3	9.0%	0.9%	AAA
Rate Reduction Bonds	22.6	22.8	0.6	-	AAA
Home Equity	1.2	0.5	-	-	A3
Collateralized Debt Obligations	-	-	-	-	-
Total	360.1	359.6	9.6	0.9	AAA

Residential Mortgage-Backed Securities
Agency CMOs	2,944.0	3,251.1	87.4	8.6	AAA
Agency Pass-throughs	80.7	84.8	2.3	0.2	AAA
Whole Loans	24.6	23.4	0.6	0.1	AAA
Alt-A	-	-	-	-	-
Subprime	-	-	-	-	-
Collateralized Debt Obligations	-	-	-	-	-
Total	3,049.3	3,359.3	90.3	8.9	AAA

Commercial Mortgage-Backed Securities	4.2	4.2	0.1	-	AA1

Total	$3,413.6	$3,723.1	100.0%	9.8%	AAA

13.2

Unum Group Statutory Capital and Surplus

				As of
	As of December 31, 2009			December 31, 2008
	Capital and		Capital and	Capital and
	Surplus	AVR	Surplus + AVR	Surplus + AVR

Traditional U.S. Life Insurance Companies

Provident Life and Accident	$567.1	$66.1	$633.2	$496.0

Unum Life of America	1,541.1	155.8	1,696.9	1,484.5

Paul Revere Life (1)	450.5	24.3	474.8	367.3

Colonial Life & Accident	459.7	14.5	474.2	398.0

Provident Life and Casualty	130.2	5.4	135.6	125.3

First Unum Life	218.3	5.9	224.2	206.3

Paul Revere Variable (1)	31.8	0.4	32.2	94.9

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$93.8	$0.1	$93.9	$111.8

Northwind Reinsurance Company	1,206.2	2.5	1,208.7	1,190.4

UnumProvident International Ltd.	524.8	-	524.8	512.9

Unum Group Statutory Operating Results

	Twelve Months Ended December 31
	Net Gain (Loss) from		Net Realized Investment Gains (Losses)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2009	2008	2009	2008	2009	2008
Traditional U.S. Life Insurance Companies
Provident Life and Accident	$127.1	$125.2	$(13.8)	$(7.0)	$113.3	$118.2
Unum Life of America	302.5	268.8	(53.1)	(77.9)	249.4	190.9
Paul Revere Life	141.2	110.9	(9.8)	(32.3)	131.4	78.6
Colonial Life & Accident	132.0	124.1	(7.6)	(14.8)	124.4	109.3
Provident Life and Casualty	6.5	22.6	(0.4)	-	6.1	22.6
First Unum Life	26.0	24.8	(18.5)	(5.3)	7.5	19.5
Paul Revere Variable	5.9	5.6	1.2	(3.9)	7.1	1.7
Total, as reported	741.2	682.0	(102.0)	(141.2)	639.2	540.8
Intercompany Dividends	(70.0)	(33.3)	-	-	(70.0)	(33.3)
Total, as adjusted	$671.2	$648.7	$(102.0)	$(141.2)	$569.2	$507.5

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$(2.6)	$13.9	$-	$(1.2)	$(2.6)	$12.7
Northwind Reinsurance Company	89.8	67.3	-	(0.2)	89.8	67.1
UnumProvident International Ltd.	16.2	(6.5)	(11.1)	(0.4)	5.1	(6.9)
Total	$103.4	$74.7	$(11.1)	$(1.8)	$92.3	$72.9

	Three Months Ended December 31
	Net Gain (Loss) from		Net Realized Investment Gains (Losses)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2009	2008	2009	2008	2009	2008
Traditional U.S. Life Insurance Companies
Provident Life and Accident	$36.2	$55.2	$(2.3)	$(9.9)	$33.9	$45.3
Unum Life of America	82.3	71.2	(5.9)	(36.4)	76.4	34.8
Paul Revere Life	83.9	51.4	(0.2)	(30.9)	83.7	20.5
Colonial Life & Accident	36.9	36.3	(0.7)	(4.0)	36.2	32.3
Provident Life and Casualty	1.6	6.6	-	-	1.6	6.6
First Unum Life	4.4	5.4	(3.8)	(2.7)	0.6	2.7
Paul Revere Variable	1.3	1.3	1.3	0.4	2.6	1.7
Total, as reported	246.6	227.4	(11.6)	(83.5)	235.0	143.9
Intercompany Dividends	(70.0)	(14.2)	-	-	(70.0)	(14.2)
Total, as adjusted	$176.6	$213.2	$(11.6)	$(83.5)	$165.0	$129.7

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$2.4	$2.5	$-	$(0.1)	$2.4	$2.4
Northwind Reinsurance Company	23.7	(9.7)	-	(0.2)	23.7	(9.9)
UnumProvident International Ltd.	5.6	16.4	2.7	(0.4)	8.3	16.0
Total	$31.7	$9.2	$2.7	$(0.7)	$34.4	$8.5

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14.1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2009	2008	2007

Reserve Balance from Prior Year End	$6,982.6	$6,904.6	$6,686.6
Other Adjustments to Beginning Balance (see Schedule H)	-	-	46.4
Reserve Balance January 1 (a)	6,982.6	6,904.6	6,733.0
Paid on Prior Year Claims	(386.4)	(397.2)	(437.4)
Interest Earned on Reserves	113.0	111.0	108.3
Incurred on Prior Year Claims	(103.0)	(33.7)	8.7
Reserve Balance March 31	$6,606.2	$6,584.7	$6,412.6

Reserve Balance March 31	$6,606.2	$6,584.7	$6,412.6
Paid on Prior Year Claims	(335.6)	(347.2)	(398.4)
Interest Earned on Reserves	108.3	105.8	104.5
Incurred on Prior Year Claims	(104.3)	(74.6)	2.1
Reserve Charges Incurred for Settlement Agreements	-	-	77.3
Reserve Balance June 30	$6,274.6	$6,268.7	$6,198.1

Reserve Balance June 30	$6,274.6	$6,268.7	$6,198.1
Paid on Prior Year Claims	(307.6)	(315.3)	(355.9)
Interest Earned on Reserves	103.9	102.6	94.6
Incurred on Prior Year Claims	(69.2)	(51.5)	(18.3)
Reserve Balance September 30	$6,001.7	$6,004.5	$5,918.5

Reserve Balance September 30	$6,001.7	$6,004.5	$5,918.5
Reserves Ceded October 1 for Prior Year Incurrals	(5.2)	-	-
Paid on Prior Year Claims	(271.6)	(287.2)	(296.2)
Interest Earned on Reserves	101.9	99.1	89.5
Incurred on Prior Year Claims	(83.7)	(71.2)	4.9
Reserve Balance December 31 on Prior Year Claims	5,743.1	5,745.2	5,716.7
Reserve Balance December 31 on Current Year Claims	1,137.8	1,237.4	1,187.9
Reserve Balance December 31 on Total Claims Incurred (b)	$6,880.9	$6,982.6	$6,904.6

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14.2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2009	2008	2007

Paid on Prior Year Existing Claims - Full Year	$1,301.2	$1,346.9	$1,487.9
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(360.2)	$(231.0)	$74.7
Interest Earned on Reserves - Full Year	427.1	418.5	396.9
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$66.9	$187.5	$471.6
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Corporate and Other segment.

14.3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company’s performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income.  We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business.  Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company’s underlying business.  We believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.  We also believe that the exclusion of certain other items specified and presented in the reconciliations on the segment financial results pages throughout this supplement enhances the understanding and comparability of our Company’s performance and the underlying fundamentals in our operations, but this exclusion is not an indication that similar items may not recur.

2009 Significant Transactions and Events

Financing

In September 2009, we issued $350.0 million of unsecured senior notes in a public offering.  These notes, due in 2016, bear interest at a fixed rate of 7.125% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During 2009, we made principal payments of $48.0 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings, LLC and Tailwind Holdings, LLC, respectively.  We also purchased and retired the remaining $132.2 million of our 5.859% senior notes due May 2009, $1.2 million aggregate principal of our 7.19% medium-term notes due 2028, and $0.6 million aggregate principal of our 6.75% notes due 2028 and repaid $58.3 million of reverse repurchase agreements outstanding at December 31, 2008.

Accounting Developments

Accounting Standards Codification (ASC) 105 “Generally Accepted Accounting Principles”

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  Securities and Exchange Commission (SEC) rules and interpretive releases, which may not be included in their entirety within the Codification, will remain as authoritative GAAP for SEC registrants.  We adopted Codification effective July 1, 2009.  This adoption of Codification had no effect on our financial position or results of operations.

(continued on next page)

ASC 320 “Investments - Debt and Equity Securities”

In April 2009, the FASB issued a new accounting standard, now included in ASC 320, which amends the other-than-temporary impairment guidance for debt securities and expands and increases the frequency of previously existing disclosures for other-than-temporary impairments.  The measure of impairment remains fair value.  Under the standard, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery.  We adopted this standard effective April 1, 2009.  The cumulative effect of applying the provisions of this standard increased the April 1, 2009 opening balance of retained earnings $14.3 million, net of tax of $7.7 million, with a corresponding adjustment to accumulated other comprehensive income (loss).

2008 Significant Transactions and Events

Stock Repurchase Agreement

During 2007, our board of directors authorized the repurchase of up to $700.0 million of Unum Group’s common stock.  In January 2008, we repurchased approximately 14.0 million shares for $350.0 million, using an accelerated share repurchase agreement.  Under the terms of the repurchase agreement, we were to receive, or be required to pay, a price adjustment based on the volume weighted average price of our common stock during the term of the agreement.  Any price adjustment payable to us was to be settled in shares of our common stock.  Any price adjustment we would have been required to pay was to be settled, at our option, in either cash or common stock.  The final settlement occurred during the second quarter of 2008, and in total, we repurchased 15.4 million shares of our common stock under this agreement.

During August 2008, we repurchased approximately 12.5 million shares for $350.0 million, using an accelerated share repurchase agreement with terms similar to the earlier agreement.  The final settlement occurred during October 2008, with the price adjustment resulting in the delivery to us of approximately 2.0 million additional shares of our common stock, for a total repurchase of 14.5 million shares.

Financing

During 2008, we purchased and retired $17.8 million of our outstanding 5.859% notes due May 2008 and $175.0 million of our 5.997% senior notes due May 2008.  We made principal payments of $59.3 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings and Tailwind Holdings, respectively.  We also purchased and retired $36.6 million of our 6.85% senior debentures due 2015.  The costs associated with this debt reduction decreased our 2008 income approximately $0.4 million before tax, or $0.3 million after tax.

(continued on next page)
15.1

2007 Significant Transactions and Events

Revised Claim Reassessment Reserve Estimate

In the second quarter of 2007, we increased our provision for the estimated cost of the claim reassessment process $53.0 million before tax and $34.5 million after tax based on changes in our emerging experience for the number of decisions being overturned and the average cost per reassessed claim.  The claim reassessment process was implemented as a result of the settlement agreements we entered into with various state insurance regulators in 2004 and 2005.

Disposition

During the first quarter of 2007, we closed the sale of our wholly-owned subsidiary GENEX Services, Inc. (GENEX).  Financial results for GENEX are reported as discontinued operations.  The after-tax gain recognized on the sale was $6.2 million.

Financing

The scheduled remarketing of the senior note element of the adjustable conversion-rate equity security units (units) issued in May 2004 occurred in February 2007, as stipulated by the terms of the original offering, and we reset the interest rate on $300.0 million of senior notes due May 15, 2009 to 5.859%.  We purchased $150.0 million of the senior notes in the remarketing which were subsequently retired.  The associated write-off of deferred debt costs decreased first quarter of 2007 income by $2.4 million before tax, or $1.6 million after tax.  In May 2007, we settled the purchase contract element of the units by issuing 17.7 million shares of common stock.  We received proceeds of approximately $300.0 million from the transaction.

During the second quarter of 2007, we purchased $34.5 million aggregate principal amount of our outstanding 6.85% notes due 2015.  The costs associated with this debt reduction decreased our second quarter 2007 income approximately $0.8 million before tax, or $0.6 million after tax.

In the fourth quarter of 2007, we purchased and retired $17.5 million of our outstanding 6.75% notes scheduled to mature in 2028.  Pursuant to a cash tender offer, we tendered $23.5 million aggregate principal amount of the 7.405% junior subordinated debt securities due 2038; $99.9 million aggregate principal amount of the 7.625% notes due 2011; $210.5 million aggregate principal amount of the 7.375% notes due 2032; and $66.1 million aggregate principal amount of the 6.75% notes due 2028.  We also called and retired all $150.0 million principal amount of our outstanding 7.25% notes scheduled to mature in 2032.  The costs associated with this debt reduction decreased our fourth quarter 2007 income approximately $55.6 million before tax, or $36.1 million after tax.

In October 2007, Northwind Holdings issued $800.0 million of senior secured notes in a private placement.  Interest on the notes is variable based upon the three month London Interbank Offered Rate (LIBOR) plus a margin.  None of Unum Group or any other affiliate of Northwind Holdings is an obligor or guarantor on the notes.

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15.2

During 2007, we made principal payments of $17.5 million on our senior secured notes due 2036 which were issued by Tailwind Holdings.

Accounting Developments

ASC 944 “Financial Services - Insurance”

In September 2005, the American Institute of Certified Public Accountants modified GAAP to provide accounting guidance, now included in ASC 944, for modifications or exchanges of certain insurance contracts.  This modification provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of certain insurance and investment contracts.  We adopted this guidance effective January 1, 2007.  The cumulative effect of applying the provisions of this guidance decreased our 2007 opening balance of retained earnings $445.2 million.

ASC 740 “Income Taxes”

In June 2006, the FASB issued an interpretation to provide authoritative accounting guidance, now included in ASC 740, for income tax positions.  This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  Additionally, this interpretation provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  We adopted this interpretation effective January 1, 2007.  The cumulative effect of adopting this interpretation, effective January 1, 2007, increased our 2007 opening balance of retained earnings $22.7 million.

15.3